UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7250 Redwood Blvd., Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 893-8000

101 Rowland Way, Suite 110, Novato, CA	94945
(Former Name or Former Address, if Changed Since Last Report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement

On December 16, 2009, we entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C., as book-running manager of the several underwriters (the “Underwriters”), relating to the sale by our company of a total of 3,000,000 shares of our common stock (the “Offering”). The offering price to the public was $9.70 per share. Net proceeds (after deducting the underwriting discounts but before expenses) will be approximately $27,499,500 to our company. The shares of common stock were offered and sold pursuant to a base prospectus and related prospectus supplement, which have been filed with the Securities and Exchange Commission. Pursuant to the Underwriting Agreement, we have granted the Underwriters a 30-day option to purchase up to an additional 450,000 shares of our common stock solely to cover over-allotments, if any.

The Underwriting Agreement contains customary representations, warranties, and conditions to closing. We have also agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities. Subject to specified exceptions, we and each of our directors and officers, also agreed not to make an offer, sale, short sale, or other disposition of shares of common stock or other securities convertible into or exchangeable or exercisable for shares of common stock for 90 days after December 16, 2009 without first obtaining the written consent of William Blair & Company, L.L.C.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 1.01.

A copy of the opinion of Morrison & Foerster LLP relating to the legality of the issuance and sale of the shares in the Offering is attached hereto as Exhibit 5.1.

Item 9.01.           Financial Statements And Exhibits.

(d)  Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit	Description

1.1	Underwriting Agreement, dated December 16, 2009

5.1	Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2009

SONIC SOLUTIONS

By:	/s/ Paul F. Norris

Name: Paul F. Norris Title: Executive Vice President, Chief Financial Officer and General Counsel (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated December 16, 2009

5.1	Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)